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                                                                      EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-97134) of Romac International, Inc. of our report dated June 19, 1998 appearing on page 2 of the Annual Report on Form 11-K of the Source Services 401(k) and Profit Sharing Retirement Savings Plan for the period from inception (October 1, 1997) through December 31, 1997.



PRICE WATERHOUSE LLP
Dallas, Texas
June 29, 1998